UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 January 3, 2007


                            COMVERSE TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



          NEW YORK                      0-15502                   13-3238402
(State or other jurisdiction          (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)


                               810 Seventh Avenue,
                               New York, New York
                                      10019
                    (Address of Principal Executive Offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (212) 739-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 3, 2007, John Friedman and Sam Oolie tendered their resignations as directors of Comverse Technology, Inc. (the "Company") effective April 30, 2007. They informed the Company that, by the effective date of their resignations, they believe that the new directors added to the Board since July of 2006 will have become sufficiently familiar with the Company that the continued service of Messrs. Friedman and Oolie no longer will be required. The Company expressed its appreciation to Messrs. Friedman and Oolie for their many years of service as directors, for their substantial contributions to the Company and for their willingness to assist with the transition. To address the fact that certain of the stock options that they received as directors may terminate before the Company's current prohibition on the exercise of stock options (the "Restricted Period") has expired (i.e., when the Company is in compliance with its reporting obligations under the federal securities laws), the Company has, in accordance with the terms of the applicable stock option plans and in the same manner applicable to employees in general, determined to extend the period during which each of Mr. Friedman and Mr. Oolie may exercise any of his stock options that would otherwise expire during the Restricted Period until the later to occur of
(i) 90 days after his date of resignation and (ii) 30 days after the Restricted Period has expired. However, such extension of the exercise period will not extend the term of any such options beyond the termination date that otherwise would have applied if Mr. Friedman or Mr. Oolie, as applicable, had remained a director.









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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        COMVERSE TECHNOLOGY, INC.

Date: January 5, 2007                   By: /s/ Paul L. Robinson
                                            -----------------------------------
                                        Name:  Paul L. Robinson
                                        Title: Executive Vice President,
                                               Chief Operating Officer and
                                               General Counsel






















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